This submission is being made solely to obtain series and class (contract) identifiers for the following variable annuity product under the Prudential’s Annuity Plan Account-2 (811-01849):

Contract: Variable Annuity Contract (002-59232).

Any questions regarding this submission should be directed to Mary K. Johnson, Vice President, Corporate Counsel, at Prudential at (860) 534-7704.